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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): September 10, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                           000-21642                    35-1617970
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
   of incorporation)                                      Identification Number)


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       7337 West Washington Street
          Indianapolis, Indiana                   46231
  (Address of principal executive offices)      (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 8.01 OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release about a U.S. Military contract awarded to ATA Airlines, Inc for the fiscal year 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated September 10, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATA Holdings Corp.

Date: September 16, 2004                  By: /s/ Gilbert F. Viets
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                                          Name: Gilbert F. Viets
                                          Title: Executive Vice President
                                          & Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated September 10, 2004
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